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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 6, 2007


                                SMART SMS CORP.
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             (Exact name of registrant as specified in its charter)


         Florida                     000-31541                 65-0941058
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(State or other jurisdiction        (Commission               IRS Employer
     of incorporation)              file number)           identification No.)


              11301 Olympic Blvd., Suite 680, Los Angeles, CA 90064
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (310) 445-2599


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 6, 2007 SMART SMS CORP., a Florida corporation ("STMC"), received $13,000,000 in outside funding through the sale of senior secured notes to be used for acquisitions. In connection with such sale, STMC also issued 13,000 shares of its common stock with a Rule 144 restrictive legend. The investment was made by 3V Capital Management, LLC as trading advisor for Distressed High Yield Trading Opportunities Fund, Ltd. 3V Capital Management, LLC and Stagg Capital Group, LLC have until December 14, 2007 to have exclusive rights to purchase an additional $7,000,000 of senior secured notes and common stock on the same terms as the August financing.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 1, 2007, the Board of Directors of Smart SMS Corp., a Florida corporation (the "Corporation") passed a resolution to amend the Articles of Incorporation to amend Article Four to read "THE CAPITAL STOCK OF THIS CORPORATION SHALL CONSIST OF ONE HUNDRED MILLION (100,000,000) SHARES OF CAPITAL STOCK, OF WHICH TWENTY-FIVE MILLION (25,000,000) SHALL BE SHARES OF PREFERRED STOCK WITH A PAR VALUE OF $.001 PER SHARE ("PREFERRED STOCK"), AND 75 MILLION (75,000,000) SHALL BE SHARES OF COMMON STOCK WITH A PAR VALUE OF $.001 PER SHARE ("COMMON STOCK"). THE BOARD OF DIRECTORS, BY RESOLUTION ONLY AND WITHOUT FURTHER ACTION OR APPROVAL, MAY CAUSE THE CORPORATION TO ISSUE SUCH PREFERRED STOCK IN ONE OR MORE SERIES AND TO ESTABLISH THE DESIGNATION, VOTING POWERS, PREFERENCES, AND RIGHTS OF EACH SERIES OF PREFERRED STOCK."

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 3.1  ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Smart SMS Corp.

Date: November 15, 2007                            /s/ Steaphan Weir
                                                   -----------------
                                                   Steaphan Weir, CEO



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